Exhibit 4.1

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE BANK DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT EFFECTIVE AS OF APRIL 27, 2009, BY THE ISSUER HEREOF AND THE HOLDER NAMED HEREIN IN FAVOR OF JPMORGAN CHASE BANK, N.A. (THE “BANK”).

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE RESOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO THE ACT AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR UNLESS ISSUER RECEIVES AN OPINION OF HOLDER’S OR ANY SUBSEQUENT HOLDER’S COUNSEL, SATISFACTORY TO ISSUER, OR A “NO ACTION” LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO ISSUER, THAT SUCH TRANSFER MAY BE EFFECTED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND AN OPINION OF HOLDER’S OR ANY SUBSEQUENT HOLDER’S COUNSEL, SATISFACTORY TO ISSUER, THAT SUCH TRANSFER MAY BE EFFECTED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SUCH APPLICABLE STATE SECURITIES LAWS.

NON-NEGOTIABLE SECURED SUBORDINATED PROMISSORY NOTE

$5,000,000

Milwaukee, Wisconsin

April 27, 2009 (the “Issue Date”)

FOR VALUE RECEIVED, ARI NETWORK SERVICES, INC., a corporation organized under the laws of the State of Wisconsin (the “Issuer”), hereby promises to pay to CHANNEL BLADE TECHNOLOGIES CORP., a corporation organized under the laws of the State of Virginia (the “Holder”), the sum of Five Million Dollars ($5,000,000), together with interest accruing on the outstanding unpaid principal balance hereof from and after the date hereof at a rate per annum equal to ten percent (10%) (the “Rate”).

1.

Payment.  The original principal amount of this Non-Negotiable Secured Subordinated Promissory Note (“Note”), and all interest accrued thereon, shall be payable as follows:

(a)

Accrued interest only shall be due and payable quarterly commencing on July 31, 2009 (with the first such installment of interest due on July 31, 2009, to be equal to the interest that has accrued from the Issue Date through and including July 31, 2009), and continuing on each October 31st, January 31st, April 30th and July 31st thereafter (or, if such payment date shall be a Saturday, Sunday or a legal holiday, on the first regular business day immediately following such date) until April 30, 2011;

(b)

Commencing on July 31, 2011, and continuing on each October 31st, January 31st, April 30th and July 31st thereafter (or, if such payment date shall be a

Saturday, Sunday or a legal holiday, on the first regular business day immediately following such date) until April 30, 2016, Issuer shall make twenty (20) equal payments of principal and interest based upon a five-year amortization schedule.

Interest accrued hereunder shall be calculated for the actual number of days elapsed, using a daily rate determined by dividing the annual rate by three hundred sixty-five (365).  All payments of principal and interest hereunder shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America.  All payments of principal and interest hereunder shall be made to the order of the Holder, at the address set forth in Section 11 of this Note for notices to Holder, or such other address for payment as the Holder shall hereafter provide to the Issuer by notice in accordance with the notice procedures in Section 11.  As long as the notice of the address for notices and payment is clear and explicit, the Holder may designate different addresses for payment and notices.

2.

Prepayment.  The Issuer may at its sole election at any time and from time to time prepay all or any part of this Note without premium or penalty.  All prepayments shall be applied as follows:  (i) first to accrued and unpaid interest that is due and payable quarterly as provided herein, and (ii) then for principal.  Upon prepayment of part of the principal amount of this Note, the remaining principal payments shall be reduced on a pro rata basis to an amount which will repay the remaining principal balance of the Note over the same term as the Note would have been paid by payment only of the mandatory principal payments.

3.

Subordination.  Holder, by its acceptance hereof, acknowledges that this Note is subordinated and junior in right of payment to all indebtedness, obligations and liabilities of the Issuer, existing as of the date hereof or hereafter incurred, to current or future Senior Lenders (as hereinafter defined).  Holder has entered into that certain Subordination Agreement dated as of the date hereof by and among the Issuer, the Holder and the Bank (the “Subordination Agreement”).  Holder, by accepting this Note, agrees to execute such documents as any Senior Lenders may request (including, but not limited to, an amendment to this Note reflecting the new subordination or intercreditor agreement) to effect the subordination intended hereunder in the form generally set forth in the Subordination Agreement, including, without limitation, any commercially reasonable debt subordination agreement or intercreditor agreement requested by the Senior Lenders, provided, however, that the obligations to such Senior Lenders in the aggregate does not exceed the Senior Debt as set forth in the Subordinated Security Agreement (as hereinafter defined).   For purposes hereof, “Senior Lenders” shall mean any bank, including, but not limited to, the Bank, institutional lender, company regularly involved in the business of lending, or affiliate of any of the foregoing who makes loans or provides other financial accommodations to the Issuer, whether before or after the Issue Date, and who has not expressly agreed to subordinate those loans or accommodations to Secured Party.

4.

Covenant.  If the sum of any prepayments of principal under this Note plus any mutually agreed offsets (which the Holder and Issuer will consider in good faith for purposes of this Section 4) against principal amounts due under this Note is equal to or greater than Three Million Dollars ($3,000,000) (the “Early Principal Payment”) on or before the first anniversary of the Issue Date (the “Payment Date”), the “Rate” set forth in the introductory paragraph, above, shall remain the interest rate for the term of this Note.  If the Issuer does not pay the Early Principal Payment on or before the Payment Date, from and after the first anniversary of the

Issue Date, then the payments under Section 1(a), above, shall be revised to reflect that the unpaid principal balance from time to time outstanding under this Note shall accure interest at a rate per annum equal to fourteen percent (14%) (the “Revised Rate”), the payments under Section 1(b), above, shall be re-calculated so that the installment payments reflect the Revised Rate from and after the first anniversary of the Issue Date, and all references to the “Rate” in this Note shall be replaced with the “Revised Rate” set forth in this Section 4.

5.

Events of Default.  Each of the following occurrences shall constitute an “Event of Default” under this Note:

(a)

Failure to Pay Principal or Interest.  If Issuer shall fail to pay any installment of principal or interest within thirty (30) days of the date scheduled for such payment.

(b)

Breach of Representation or Warranty.  If any material representation or warranty made by Issuer in this Note shall prove to have been knowingly false (to the actual knowledge of Roy W. Olivier, Brian Dearing or Ken Folberg) in a material respect on the Issue Date and the Holder shall not have independent knowledge on the Issue Date of the inaccuracy of the representation or warranty; provided, that the Holder is deemed to have independent knowledge only of information that is or has been included in public securities filings or press releases issued by the Issuer on or prior to the Issue Date or which has been otherwise made available to it or any of its shareholders or representatives for review on or prior to the Issue Date.

(c)

Insolvency.  The Issuer is adjudicated to be insolvent under Wisconsin law.

(d)

Involuntary Bankruptcy; Appointment of Receiver, Etc.  If an involuntary case shall be commenced against Issuer and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Issuer in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

(e)

Voluntary Bankruptcy; Appointment of Receiver, Etc.  The Issuer shall have an order for relief entered with respect to it or shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property or assets; or the Issuer shall make any assignment for the benefit of creditors.

(f)

Sale of Substantially all of the Assets of Issuer. The sale by Issuer of substantially all of its assets to a person or entity that does not control, is not controlled by, or is not under common control with Issuer as of the closing of the sale.

6.

Rights and Remedies.  Upon the occurrence of any Event of Default described in Sections 5(c), (d), (e), or (f) above, the unpaid principal amount of this Note, and any and all accrued interest hereunder, shall automatically become immediately due and payable, without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisal, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Issuer; and upon the occurrence and during the continuance of an Event of Default described in Sections 5(a) or (b), above, the Holder may declare, by written notice to the Issuer, the unpaid principal amount of and any and all accrued and unpaid interest under this Note to be due and payable, without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisal, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Issuer.  For purposes of clarification, notwithstanding the provisions of any instruments or agreements of the Senior Lenders assigned to the Holder or any other rights of the Senior Lenders, no Event of Default or acceleration of payments shall occur under the Note unless an Event of Default occurs under the express terms of Section 5 hereof.

7.

 Security.   The Issuer’s obligations under this Note are secured by a Subordinated Security Agreement dated as of even date herewith in favor of Holder (the “Subordinated Security Agreement”).

8.

Representations and Warranties of Holder.  The Holder hereby represents and warrants to the Issuer that:

(a)

Investment Purpose.  As of the date hereof, the Holder is obtaining this Note for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Act.

(b)

Transfer or Re-Sale.  The Holder understands that the sale or re-sale of this Note has not been and is not being registered under the Act or any applicable state securities laws, and this Note may not be transferred or sold unless the Holder receives the prior written consent of the Issuer (which consent shall not be unreasonably withheld by the Issuer as set forth in Section 15 hereof).  The Holder and Issuer hereby agree that the ownership of more than fifty percent (50%) of the equity or voting equity of Holder by any person or entity other than Michael Sifen while he is living or his heirs upon his death shall be deemed to be a transfer of the Note hereunder requiring the prior written consent of the Issuer.

(c)

Authorization; Enforcement.  The execution of this Note has been duly and validly authorized by the Holder.  This Note has been duly executed and delivered on behalf of the Holder, and this Note constitutes the valid and binding agreement of the Holder enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or general principles of equity.

9.

Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Holder that:

(a)

Organization.  The Issuer is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is incorporated.

(b)

Authorization; Enforcement.  (i) The Issuer has all requisite corporate power and authority to enter into and perform this Note and to consummate the transactions contemplated hereby and to issue and deliver this Note in accordance with the terms hereof, (ii) the execution and delivery of this Note by the Issuer and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Issuer, and (iii) this Note constitutes, and upon execution and delivery by the Issuer of this Note, such instrument will constitute, a legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or general principles of equity.

10.

Presentment, etc. The Issuer hereby waives demand, presentment for payment, notice of nonpayment, protest and notice of protest.

11.

Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Issuer:

ARI Network Services, Inc.

11425 West Lake Park Drive #900

Milwaukee, Wisconsin 53224-3023

Attention: Chief Financial Officer

Facsimile:  (414) 973-4620

With a copy to:

Mark C. Witt, Esq.

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, Wisconsin 53202-3149

Facsimile:  (414) 273-5198

If to the Holder:

Channel Blade Technologies Corp.

500 Central Drive, Suite 106

Virginia Beach, Virginia 23454

Attention: Michael Sifen

Facsimile:  (757) 486-0905

With a copy to:

Steven J. Harwood, Esq.

Wilks, Alper & Harwood, P.C.

150 Boush St., Suite 700

Norfolk, Virginia 23510-1637

Facsimile: (757) 623-6508

Each party shall provide notice to the other party of any change in address.  The Issuer may make all payments on this Note to the Holder at the address provided above.  Notwithstanding any information available to the Issuer or actual knowledge of the Issuer, until the Issuer receives notice of a change of address in accordance with the notice provisions contained in this Note, the Issuer may direct all payments on this Note to the last address of which the Issuer has received such notice, provided however, an Event of Default will not have occurred hereunder if the Issuer timely makes payment to the Holder at an address that the Issuer in good faith believes to be the current address of the Holder because the Issuer has relied on a notice by the Holder which has not been given in accordance with the provisions of this Note.  In such event any such discrepancy will be promptly resolved by the Issuer and the Holder upon discovery of the issue.  Notwithstanding any information available to the Issuer or actual knowledge of the Issuer that a person has acquired this Note from the Holder, and without limitation to the Issuer’s right to refuse its consent to the transfer of this Note, the Issuer may make all payments to the Holder until this Note has been surrendered for reissue to the acquiring person, together with such documentation evidencing and confirming the acquisition of the Note, as the Issuer in good faith requires.  All such payments will be deemed to be valid payments on this Note for the full amount of the payment.  If this Note is reissued to effect a transfer to a new person, the Note may be issued by the Issuer for the then current principal balance if such balance is less than the face amount of this Note at the time of reissue.

12.

Interpretation.  The language used in this Note will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  Whenever used in this Note, the singular number shall include the plural, the plural the singular, and the masculine shall include the feminine and the neuter, the words “Issuer,” and “Holder” shall be deemed to include the Issuer and the Holder as defined herein and their respective permitted successors and assigns, and the word “person” shall be deemed to mean natural persons, corporations, limited liability companies, partnerships and all other legal entities.

13.

Records.  The Issuer shall maintain records showing the principal and interest amount and the dates of the payments on the Note.  The Note shall be surrendered when the final payment of principal and interest is made.

14.

Severability.  If any provision of this Note shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Note or the validity or enforceability of this Note in any other jurisdiction.

15.

Amendments; Assignment; Successors and Assigns.  The Note may be amended or modified only by an instrument in writing signed by the Issuer and the Holder.  This Note may not be assigned by the Holder without the prior written consent of the Issuer (which consent may not be unreasonably withheld by the Issuer).  Issuer may reasonably withhold its consent for reasons including, but not limited to, Issuer concluding in good faith that (i) the proposed transferee or one of its affiliates is a competitor, is likely to be a competitor or is likely to be acquired by a competitor, of Issuer, (ii) the proposed transferee or one of its affiliates intends to use its rights under the Note, a Subordination Agreement or Subordinated Security Agreement to (A) affect Issuer’s stock price, (B) unduly influence the Issuer’s Board of Directors from exercising its fiduciary duty to the Issuer’s stockholders, (C) assist such transferee in a tender offer for Issuer’s stock, change in control of Issuer, sale of assets of Issuer, or other business combination involving Issuer, (D) influence the Issuer’s Board of Directors to approve a voluntary surrender of some or all of the Collateral (as defined in the Subordinated Security Agreement) or similar transaction, or (E) absent an Event of Default hereunder, cause Issuer to make payments under the Note earlier than required under the Note, or (iii) the assignment or transfer would violate any laws or cause Issuer to violate any laws.  In the event Holder receives any proposed bona fide offer to purchase this Note, Holder shall notify Issuer of such an offer and, in addition to providing Issuer with all information reasonably requested by Issuer in connection with Issuer’s consideration whether to consent to the proposed transfer, provide Issuer with the right for thirty (30) days after receipt of such notice to purchase the Note on substantially the same economic terms and conditions (subject to any modifications to such terms and conditions required under law or required to allow Issuer to practically exercise its right to purchase provided that such modifications to not change the purchase price or payment terms paid for the Note) as being offered to Holder by the proposed assignee or transferee.  Any permitted assignee or transferee of this Note shall agree in writing with Issuer to the same restrictions on assignment or transfer of the Note as are set forth hereunder.  The Holder and Issuer hereby agree that the ownership of more than fifty percent (50%) of the equity or voting equity of Holder by any person or entity other than Michael Sifen while he is living or his heirs upon his death shall be deemed to be a transfer of the Note hereunder requiring the prior written consent of the Issuer.  This Note shall be binding upon the Issuer and its successors and assigns and shall inure to the benefit of the Holder and its permitted successors and assigns.

16.

Governing Law.  This Note shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law rules or provisions (whether the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisidiction other than the State of Delaware.

17.

Consent to Jurisdiction.  The Issuer and the Holder irrevocably consent to the exclusive jurisdiction of any federal court located within the Eastern District of the Commonwealth of Virginia or the Eastern District of the State of Wisconsin for the purposes of any suit, action or other proceeding arising out of this Agreement.  The Issuer and Holder further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any such action, suit or proceeding.  The Issuer and Holder irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Note in such courts, and hereby irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  THE ISSUER AND THE HOLDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

18.

Offset.  This Note is delivered pursuant to, and is subject to, the terms and conditions of an Asset Purchase Agreement dated as of even date herewith by and between Holder and Issuer (the “Purchase Agreement”).  The Purchase Agreement, among other things, contains provisions for offsets by Issuer against amounts due under this Note in the event Issuer claims indemnification from Holder pursuant to the Purchase Agreement.  Any offset by Issuer of amounts due under this Note shall be deemed to be a prepayment of the latest installment of principal due under this Note in the amount of 50% of such offset amount and a prepayment of the earliest installment of principal due under this Note in the amount of 50% of such offset amount.  Reference should be made to the Purchase Agreement for relevant terms and provisions which bear upon this Note and the payments to be made hereunder.

19.

Counterparts.  This Note may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed in its name by its duly authorized officer as of the date first above written.

ARI NETWORK SERVICES, INC.

By:  /s/ Brian E. Dearing

       Brian E. Dearing,

       Chairman of the Board

Acknowledged and agreed to:

HOLDER:

CHANNEL BLADE TECHNOLOGIES CORP.

By:  /s/ Michael Sifen

         Michael Sifen, President